UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   May 19, 2003



                      ELIZABETH ARDEN, INC.
      (Exact name of registrant as specified in its charter)




          Florida                   1-6370                   59-0914138
(State or other jurisdiction      (Commission               (IRS Employer
   of incorporation)              File Number)            Identification No.)



   14100 N.W. 60th Avenue, Miami Lakes, Florida                     33014
     (Address of principal executive offices)                     (Zip Code)



   Registrant's telephone number, including area code:   (305) 818-8000




   ____________________________________________________________
  (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1   Press Release dated May 19, 2003.


Item 9. Regulation FD Disclosure. (Item 12. Results of Operations and Financial Condition.)

      In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be reported under "Item 12. Results of Operations and Financial Condition." is instead reported under "Item 9. Regulation FD Disclosure."

      On May 19, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to advise that first quarter earnings will be lower than previously estimated due to the SARS epidemic and certain other factors.

      In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELIZABETH ARDEN, INC.


Date:   May 19, 2003                  /s/ Stephen J. Smith
        ------------                  --------------------
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer

                          EXHIBIT INDEX


Exhibit Number                    Description
--------------   -----------------------------------------------------------
     99.1        Elizabeth Arden, Inc. Press Release dated May 19, 2003.